UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported	October 27, 2010

PVF Capital Corp.

(Exact name of registrant as specified in its charter)

Ohio	0-24948	34-1659805
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30000 Aurora Road, Solon, Ohio	44139
(Address of principal executive offices)	(Zip Code)

(440) 248-7171

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”) of PVF Capital Corp. (the “Company”) held on October 27, 2010, the Company’s stockholders approved the adoption of the PVF Capital Corp. 2010 Equity Incentive Plan (the “2010 Incentive Plan”). The description of the 2010 Incentive Plan provided below is qualified in its entirety by reference to the complete terms of the 2010 Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

The 2010 Incentive Plan, which will replace the PVF Capital Corp. 2008 Equity Incentive Plan (the “Prior Plan”), is intended to foster and promote the long-term financial success of the Company and increase stockholder value by motivating performance through incentive compensation. The 2010 Incentive Plan is intended to encourage participants to acquire ownership interests in the Company, attract and retain talented employees and directors and enable participants to participate in the Company’s long-term growth and financial success. The 2010 Incentive Plan became effective upon its approval by the stockholders on October 27, 2010 and, unless earlier terminated, will continue until October 27, 2020. A total of 2,500,000 shares of common stock may be issued under the 2010 Incentive Plan, plus the number of shares that, on the date of approval, were available to be granted under the Prior Plan.

The 2010 Incentive Plan provides for the award of nonqualified stock options, incentive stock options, stock appreciation rights, restricted common stock, other stock-based awards and performance-based awards to directors and employees, including officers, of the Company. The selection of employees for awards and the timing, terms and conditions of such awards are subject to the discretion of the Company’s Compensation Committee.

The 2010 Plan may be terminated, suspended or amended by the Company’s Board of Directors without stockholder approval unless the amendment materially increases the benefits accruing to participants, materially increases the aggregate number of shares of common stock authorized for grant under the 2010 Incentive Plan, materially modifies the eligibility requirements for participation or is required by any law, regulation or stock exchange rule.

A description of the material terms of the 2010 Incentive Plan was included under the caption “Proposal 2 — Adoption of the PVF Capital Corp. 2010 Equity Incentive Plan” in the Company’s definitive proxy statement for the 2010 Annual Meeting as filed with the Securities and Exchange Commission on September 27, 2010.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description
99.1	PVF Capital Corp. 2010 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PVF CAPITAL CORP.

By:	/s/ Jeffrey N. Male
Jeffrey N. Male Vice President and Secretary

Date: November 24, 2010